                                                                 EXHIBIT 10.7(a)

                          THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------



                                                            As of July 24, 1997



To the several persons named
at the foot hereof:


Dear Sirs:

          For clarity of reference, the Second Amended and Restated Registration Rights Agreement dated as of June 5, 1996, among Multex Systems, Inc., a Delaware corporation (the "Company"), and the several persons named therein, is hereby amended and restated in its entirety as follows:

          Euclid Partners III, L.P. ("Euclid III") is the owner of an aggregate of 20,000 shares of Preferred Stock, $.01 par value, of the Company, consisting of 10,000 shares of Series A Convertible Preferred Stock acquired in November 1993, 5,000 shares of Series B Convertible Preferred Stock acquired in November 1994, and 5,000 shares of Series C Convertible Preferred Stock acquired in February 1996; 77 Capital Partners, L.P. is the owner of an aggregate of 20,000 shares of Preferred Stock consisting of 10,000 shares of Series A Convertible Preferred Stock acquired in March 1994, 5,000 shares of Series B Convertible Preferred Stock acquired in November 1994, and 5,000 shares of Series C Convertible Preferred Stock acquired in February 1996; ADP Financial Information Services, Inc. ("ADP") is the owner of 13,333 shares of Series B Convertible Preferred Stock acquired in November 1994; AT&T Venture Company, L.P. ("AT&T") is the owner of an aggregate of 18,333 shares of Preferred Stock consisting of 13,333 shares of Series B Convertible Preferred Stock acquired in November 1994 and 5,000 shares of Series C Convertible Preferred Stock acquired in February 1996; Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual") is the owner of an aggregate of 6,667 shares of Series C Convertible Preferred Stock acquired in February 1996; Alce Partners, L.P. ("Alce") is the owner of an aggregate of 3,333 shares of Preferred Stock consisting of 1,667 shares of Series C Convertible Preferred Stock acquired in April 1996 and 1,666 shares of Series C Convertible Preferred Stock acquired in June 1996; Euclid Partners IV, L.P. ("Euclid IV") is the owner of an aggregate of 16,805.56 shares of Preferred Stock, consisting of 1,250 shares of Series A Convertible Preferred Stock it acquired from Morton I. Zeidman ("Zeidman") in April 1997, 10,000 shares of Series C Convertible Preferred Stock acquired in June 1996 and 5,555.56 shares

                                                                 EXHIBIT 10.7(a)

of Series D Convertible Preferred Stock acquired concurrently herewith; Reuters America Inc. ("Reuters") is the owner of an aggregate of 38,888.89 shares of Preferred Stock, consisting of 16,666.67 shares of Series C Convertible Preferred Stock acquired in June 1996 and 22,222.22 shares of Series D Convertible Preferred Stock acquired concurrently herewith; Chase Venture Capital Associates, L.P. ("Chase") is the owner of an aggregate of 42,708.34 shares of Preferred Stock, consisting of 26,666.67 shares of Series C Convertible Preferred Stock acquired in June 1996 and 16,041.67 shares of Series D Convertible Preferred Stock acquired concurrently herewith; SOFTBANK Ventures Inc. ("SOFTBANK") is the owner of an aggregate of 21,666.67 shares of Series C Convertible Preferred Stock acquired in June 1996; The fl@tiron Fund LLC ("fl@tiron") is the owner of an aggregate of 1,875 shares of Preferred Stock, consisting of 1,250 shares of Series A Convertible Preferred Stock that it acquired from Zeidman in April 1997, and 625 shares of Series D Convertible Preferred Stock acquired concurrently herewith; (Euclid III, 77 Capital, ADP, AT&T, Massachusetts Mutual, Alce, Euclid IV, Reuters, fl@tiron, Chase, SOFTBANK are referred to collectively as the "Investors"); Isaak Karaev ("Karaev") is the owner of an aggregate of 2,500 shares of Series A Convertible Preferred Stock acquired in November 1993, and Karaev and Zeidman are parties to a letter agreement (as amended, the "Founders Letter Agreement") with the Company dated June 5, 1996 pursuant to which the Company has granted to Messrs. Karaev and Zeidman the right to exchange shares of Series A Convertible Preferred Stock for up to 3,334 shares of Series C Convertible Preferred Stock (of which Zeidman, in April 1997, assigned his rights to purchase an aggregate of 1,667 shares of Series C Convertible Preferred Stock to each of Euclid and fl@tiron, each of which is entitled, pursuant to such assignment, to exchange such shares of Series A Convertible Preferred Stock for up to 833.50 shares of Series C Convertible Preferred Stock), and Isaak Karaev, Zeidman, Yefim Karayev, Jane Gavronsky and Daniel Zeidman (collectively, the "Founders") are the owners of an aggregate of 2,570,000 shares of the Common Stock of the Company (the "Founders Stock"). In consideration of the agreement of the foregoing parties to accept the provisions of this Third Amended and Restated Registration Rights Agreement, and in order to induce the Investors to enter into an agreement dated as of the date hereof with the Company with respect to the acquisition concurrently herewith of shares of Series D Convertible Preferred Stock by Euclid IV, Reuters and Chase, the Company hereby covenants and agrees with each of you and with each subsequent holder of Restricted Securities (as such term is defined herein) as follows:

          1.  Certain Definitions.  As used herein, the following terms shall
              -------------------
have the following respective meanings:Certain Definitions.  As used herein, the
                                       -------------------
following terms shall have the following respective meanings

              "Commission" shall mean the Securities and Exchange Commission,
               ----------
     or any other federal agency at the time administering the Securities Act.

              "Common Stock" shall mean the Common Stock, $.01 par value, of
               ------------
     the Company, as constituted as of the date of this Agreement.

              "Conversion Shares" shall mean the shares of Common Stock issued
               -----------------
     upon conversion of the Preferred Shares.

                                                                 EXHIBIT 10.7(a)

               "Exchange Act" shall mean the Securities Exchange Act of 1934 or
                ------------
     any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Founders' Stock" shall have the meaning set forth in the
                ---------------
     preamble paragraph of this Agreement.

               "Preferred Shares" shall mean Series A Convertible Preferred
                ----------------
     Stock, par value $.01, Series B Convertible Preferred Stock, par value $.01, Series C Convertible Preferred Stock, par value $.01, and Series D Convertible Preferred Stock, par value $.01.

               "Registrable Securities" shall mean Restricted Securities and
                ----------------------
     Founders Stock.

               "Registration Expenses" shall mean the expenses so described in
                ---------------------
     Section 8 hereof.

               "Restricted Securities" shall mean any securities of the Company,
                ---------------------
     the certificates for which are required to bear the legend set forth in
     Section 2 hereof, except Founders Stock.

               "Securities Act" shall mean the Securities Act of 1933 or any
                --------------
     similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" shall mean the expenses so described in
                ----------------
     Section 8 hereof.

          2.  Restrictive Legend.  Each certificate representing the Preferred
              ------------------
Shares, each certificate representing the Founders Stock, each certificate issued upon exchange or transfer of any Preferred Shares, each certificate representing Conversion Shares and, except as otherwise provided in Section 3 hereof, each certificate issued upon exchange or transfer of any Conversion Shares or Founders Stock, as the case may be, shall be stamped or otherwise imprinted with a legend substantially in the following form:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR UNLESS IN THE OPINION OF COUNSEL FOR THE CORPORATION AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                                                                 EXHIBIT 10.7(a)

          3.   Notice of Proposed Transfer.
               ---------------------------

               (a) Prior to any proposed transfer of any Registrable Securities(other than under the circumstances described in Section 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied at the expense of such holder by an opinion of counsel in form, scope and substance reasonably satisfactory to the Company to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Securities Act, whereupon the holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of its notice; provided, however, that no such opinion or other documentation shall
            --------  -------
be required if such notice shall cover a transfer by any Investor that is a partnership to its partners or a transfer by any Investor to any of its affiliates so long as such transferee acknowledges in a writing reasonably satisfactory to the Company that such Registrable Securities shall remain subject to this Section 3 and so long as the Company is reasonably satisfied that such transfer will not violate applicable securities laws. Each certificate for Registrable Securities transferred as above provided shall bear the legend set forth in Section 2, unless (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

          (b) The foregoing restrictions on transferability of Registrable Securities shall terminate as to any particular Registrable Securities when such securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such securities. Whenever a holder of Registrable Securities is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder of Registrable Securities shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.

          4.   Required Registration.
               ---------------------

               (a) At any time, the holders of Restricted Securities (i) constituting at least 33% of the total Restricted Securities outstanding at such time (treating for the purpose of such computation the holders of Preferred Shares as the holders of the Common Stock then issuable upon conversion or exercise of such Preferred Shares) or (ii) who propose to register Restricted Securities having a gross market value of at least $15,000,000 at the time of any request for registration thereof, may request the Company to register under the Securities Act all or any portion (or, if registration is requested pursuant to clause (ii) hereof, then Restricted Securities having a gross market value of not less than $15,000,000) of the Restricted Securities held by such requesting holder or holders for sale in the manner specified in such notice,

                                                                 EXHIBIT 10.7(a)

provided, however, that the only securities which the Company shall be required
--------  -------
to register pursuant hereto shall be shares of Common Stock.

          (b) Promptly following receipt of any notice under Section 4(a), the Company shall immediately notify any holders of Registrable Securities from whom notice has not been received and shall use its best efforts to promptly register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders of Restricted Securities, the number of Restricted Securities specified in such notice (and in any notices received from other holders and holders of Founders Stock within 20 days after their receipt of such notice from the Company). If such method of disposition shall be an underwritten public offering, (i) the Company may designate the managing underwriter of such offering, subject to the approval of the selling holders of Restricted Securities, which approval shall not be unreasonably withheld, and (ii) as and to the extent that, in the opinion of the managing underwriter, the inclusion of all Registrable Securities so requested to be registered would adversely affect the marketing of such Registrable Securities, then the number of shares of Registrable Securities so included shall be reduced, pro rata, in proportion to the number of shares requested to
                  --- ----
be registered by each holder thereof. The Company shall be obligated to register Restricted Securities and, if applicable, Founders Stock, pursuant to
Section 4(a) on two occasions only. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 4 shall be deemed satisfied only when a registration statement covering all shares of Restricted Securities specified in notices received as aforesaid (including any shares removed from any offering at the request of the underwriter, as hereinafter provided), for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares (excluding any over-allotment shares) shall have been sold pursuant thereto.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Securities to be sold, in which case the number of shares to be registered shall be reduced first, by the holders of capital stock of the Company not entitled to participate in such registration under the terms of this Section 4, pro rata in proportion to the number of shares for which each
                   --- ----
such holder has requested registration, second, by the Company, and, third, by the holders of Registrable Securities, pro rata in proportion to the
                                       --- ----

                                                                 EXHIBIT 10.7(a)

number of shares for which each holder has requested registration; provided that if any such registration statement shall be for the purpose of effecting the first underwritten public offering of Common Stock by the Company, then if, in the opinion of the managing underwriter, the inclusion of shares of Common Stock to be sold other than by the Company for its own account would adversely affect the marketing of the Common Stock to be sold by the Company, then the number of shares to be registered shall be reduced first, by the holders of capital stock of the Company not entitled to participate in such registration under the terms of this Section 4, pro rata in proportion to the number of shares for which each
                   --- ----
such holder has requested registration, and second, by the holders of Registrable Securities, pro rata in proportion to the number of shares for which
                        --- ----
each such holder has requested registration, provided that there shall be no
                                             --------
such reductions in the number of shares to be registered if such underwritten public offering shall not have been consummated. Except as provided in this paragraph (c), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

          5.   Form S-3 Registration.
               ---------------------

               (a) If the Company shall receive, at any time after it shall have consummated the first underwritten public offering of its Common Stock, a written request or requests from the holders of Restricted Securities constituting (i) at least 10% of the total Restricted Securities outstanding at such time (treating for the purpose of such computation the holders of Preferred Shares as the holders of the Conversion Shares then issuable upon conversion of such Preferred Shares), or (ii) who will seek registration of Registered Securities with a gross market value of at least $1,000,000 (calculated by multiplying the number of Restricted Securities sought to be sold by the last sale or closing price on the date preceding the request or requests) that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Restricted Securities owned by such holder or holders, the Company will:

                    (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Restricted Securities from whom notice has not been received and to holders of Founders Stock; and

                    (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any holder or holders thereof joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company, provided that the number of shares of
                                           --------
          Registrable Securities to be included in such registration may be reduced (pro rata among the holders requesting registration thereof
                   --- ----
          based upon the number of shares requested to be registered) if and to the extent that the managing underwriter (if the method of disposition shall be an underwritten public offering) shall be of the opinion that the inclusion of all Registrable Securities requested to

                                                                 EXHIBIT 10.7(a)

          be included in such offering would adversely affect the marketing of the Registrable Securities to be sold in such offering. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the holders of the Registrable Securities.

              (b) The Company shall be obligated to register the Registrable Securities pursuant to Section 5(a) not more than three times per calendar year. Registrations effected pursuant to this Section 5 shall not be counted as requests for registration effected pursuant to Section 4.

          6.   Incidental Registration.  If the Company at any time (other than
               -----------------------
pursuant to Section 4(a) or Section 5(a) hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Securities or Founders Stock for sale to the public), it will give written notice at such time to all holders of outstanding Registrable Securities of its intention to do so. Upon the written request of any such holder, given within 20 days after receipt of any such notice by the Company, to register any of its Registrable Securities (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. In the event that any registration pursuant to this Section 6 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 6 to register Registrable Securities shall specify that either (i) such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) subject to the approval of the underwriters, such Registrable Securities are to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among
                                                                  --- ----
the requesting holders based upon the number of shares so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such
                                              --------  -------
number of shares to be registered shall be reduced, pro rata, among the
                                                    --- ----
requesting holders of Registrable Securities, provided further, however, that
                                              ----------------  -------
such number of shares of Registrable Securities shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or other than a holder of Registrable Securities.

          7.   Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Section 4, 5 or 6 hereof to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                                                                 EXHIBIT 10.7(a)

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and as shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish, at least five business days before filing a registration statement that registers such Registrable Securities, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Investors (the "Investors' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

          (d) notify in writing the Investors' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

          (e) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

          (f) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

                                                                 EXHIBIT 10.7(a)

          (g) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Investors, prepare and furnish to such Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offeree of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (h) use its best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and
(ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request;

          (i) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) list such Restricted Securities on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a

                                                                 EXHIBIT 10.7(a)

national securities exchange, use its best efforts to qualify such Restricted Securities for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Restricted Securities to be so registered shall reasonably request;

          (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (l) use its best efforts to take all other steps necessary to effect the registration of such Restricted Securities contemplated hereby.

          For purposes of paragraphs (a), (b) and (c) above and of Section 4(c) hereof, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or six months after the effective date thereof.

          In connection with each registration hereunder, the selling holders of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Sections 4 and 5 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

          8.   Expenses.
               --------

               (a) All expenses incurred by the Company in complying with Sections 4, 5 and 6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses of complying with securities and Blue Sky laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and expenses of one counsel for all sellers of Registrable Securities but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting

                                                                 EXHIBIT 10.7(a)

discounts and selling commissions applicable to the sale of Registrable Securities are herein called "Selling Expenses"

          (b) The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4, 5 or 6 hereof. All Selling Expenses in connection with any registration statement filed pursuant to
Section 4, 5 or 6 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

          9.   Indemnification.
               ---------------

               (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4, 5 or 6 hereof, to the extent permitted by law, the Company will indemnify and hold harmless each seller of such Restricted Securities or Founders Stock, as the case may be, thereunder and each underwriter of Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, or any amendment or supplement thereof, or any document incident to registration or qualification of any Restricted Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or Blue Sky laws applicable to the Company and relating to action or inaction required by the Company in connection with such registration or qualification under such state securities or Blue Sky laws, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be
                             --------  -------
liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4, 5 or 6 hereof, to the extent permitted by law, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and

                                                                 EXHIBIT 10.7(a)

hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to
Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable
                     --------  -------
hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the
                                      --------  -------  -------
liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party (it being understood that the following counsel shall be deemed to be satisfactory: Sullivan & Cromwell; O'Sullivan, Graev & Karabell, LLP; Reboul, MacMurray, Hewitt, Maynard & Kristol; and Robinson Brog Leinwand Greene Genovese & Gluck P.C.) and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided,
                                                                --------
however, that, if the defendants in any such action include both the indemnified
-------
party and the indemnifying party and

                                                                 EXHIBIT 10.7(a)

the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified parties hereunder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (e) If the indemnification provided for in the first two paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each applicable indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Registrable Securities on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this Section 9. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Registrable Securities on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the persons named at the foot hereof agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata
                                                               --- ----
allocation (even if all of the sellers of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers

                                                                 EXHIBIT 10.7(a)

of such Registrable Securities shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          (f) The indemnification of underwriters provided for in this Section 9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In the event that such indemnification of underwriters is on such other terms and conditions, the indemnification of the sellers of Restricted Securities in such underwriting shall, at the sellers' request, be modified to conform to such terms and conditions.

     10.  S-8 Rights.   Contemporaneously with the registration of the
          ----------
Company's securities pursuant to the Exchange Act, the Company shall file with the Commission a registration statement on Form S-8, including any successor form (the "Form S-8") with respect to the Company's 1993 Stock Incentive Plan, as amended (the "Plan"),and will keep the Form S-8 current until such time as the shares issuable pursuant to the Plan (the "Plan Securities") have been publicly distributed. The term "Form S-8" as used herein shall include any re-offer prospectus requested by any holder of Plan Securities.

     11.  Changes in Common Stock.  If, and as often as, there are any
          -----------------------
changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     12.  Representations and Warranties of the Company.  The Company
          ---------------------------------------------
represents and warrants to you as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                                                                 EXHIBIT 10.7(a)

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     13.  Rule 144 Reporting.  The Company agrees with you as follows:
          ------------------

          (a) The Company shall use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration by the Company under the Securities Act of an offering of its securities to the general public.

          (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

          (c) The Company shall furnish to each holder of Restricted Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Securities to sell any such securities without registration.

     14.  Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Registrable Securities shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Securities or of Founders Stock for so long as the certificates representing the Restricted Securities or Founders Stock shall be required to bear the legend specified in Section 2 hereof. The Company shall not, after the date hereof, grant any registration rights which conflict with, impair or are senior to the registration rights granted hereunder.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first-class registered mail, postage prepaid, addressed as follows:

                                                                 EXHIBIT 10.7(a)

               if to the Company, to it at Multex Systems, Inc., 33 Maiden Lane, New York, New York 10038, Attention: Isaak Karaev, with a copy to Marshall
     E. Bernstein, Esq., Robinson Brog Leinwand Greene Genovese & Gluck P.C., 1345 Avenue of the Americas, New York, New York 10105-0143;

               if to the Founders, at their addresses as set forth in Annex I hereto, with a copy to Marshall E. Bernstein, Esq., Robinson Brog Leinwand Greene Genovese & Gluck P.C., 1345 Avenue of the Americas, New York, New York 10105-0143;

               if to the Investors, at their addresses as set forth in Annex I hereto; and

               if to any subsequent holder of Registrable Securities to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Securities or Founders Stock) or to the holders of Restricted Securities or Founders Stock (in the case of the Company). Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective when delivered in hand to the party to which directed or if sent by first-class registered mail, postage prepaid and properly addressed as set forth above, at the earlier of (i) the time when received by the addressee or (ii) the fifth business day following the dispatch thereof.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a writing executed by (i) the Company, (ii) holders of at least 66-2/3% of the shares of Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, voting together as a single class, (iii) holders of a majority of the shares of Series A Convertible Preferred Stock and Series B Convertible preferred Stock, voting together as a single class and (iv) holders of a majority of the Founders Stock then outstanding (calculated in each of cases [ii], [iii] and [iv] on a fully diluted basis), provided, however, that no
                                                      --------  -------
modification or amendment with a disproportionate adverse effect on any party hereto shall be effective against such party without the consent of such party.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                                                 EXHIBIT 10.7(a)

          Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.

                                                    Very truly yours,

                                                    MULTEX SYSTEMS, INC.

                                                    By:  /s/ Isaak Karaev
                                                         ----------------------
                                                         Isaak Karaev

AGREED TO AND ACCEPTED
as of the date first
above written:


/s/ Isaak Karaev                                    /s/ Jane Gavronsky
--------------------------------                    ---------------------------
Isaak Karaev, Individually                          Jane Gavronsky

/s/ Morton I. Zeidman                               /s/ Yefim Karayev
---------------------                               ---------------------------
Morton I. Zeidman                                   Yefim Karayev

                                                    /s/ Daniel Zeidman
                                                    ---------------------------
                                                    Daniel Zeidman